Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	commonwealthannuity.com *.800.782.8386

Commonwealth Annuity and Life Insurance Company
a Goldman Sachs Company

ANNUAL REPORT - 12/31/2006

FOR CONTRACT HOLDERS OF:  GROUP VARI-EXCEPTIONAL LIFE PLUS (GROUP VEL),

EXECUTIVE SOLUTIONS (GROUP VEL DELAWARE)

EXECUTIVE SOLUTIONS (GROUP VEL COLI)

March 15, 2007

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Subj:	GROUP VEL ACCOUNT 1940 Act Registration Number: 811-8704 1933 Act Registration Numbers: 33-82658, 333-39798 CIK: 0000928408 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Group VEL Account, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust	1046292	March 2, 2007
AIM Variable Insurance Funds	896435	February 23, 2007
The Alger American Fund	832566	February 20,2007 February 21, 2007
AllianceBernstein Variable Products Series Fund, Inc.	825316	March 5, 2007
Delaware VIP Trust	814230	March 9, 2007
Fidelity Variable Insurance Products Fund	356494	February 26, 2007 March 1, 2007
Fidelity Variable Insurance Products Fund II	831016	February 26, 2007 March 1, 2007 March 5, 2007
Franklin Templeton Variable Insurance Products Trust	837274	March 1, 2007 March 1, 2007 March 1, 2007

Janus Aspen Series	906185	February 23, 2007
PIMCO Variable Insurance Trust	1047304	March 8, 2007
T. Rowe Price International Series, Inc.	918292	February 26, 2007
The Universal Institutional Funds, Inc.	1011378	March 9, 2007

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ JON-LUC DUPUY

Jon-Luc Dupuy
Vice President, Assistant General Counsel
and Assistant Corporate Secretary

Commonwealth Annuity and Life Insurance Company
132 Turnpike Road, Suite 210 * Southborough, MA 01772